SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                           JF China Region Fund, Inc.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:
     ___________________________
(2)  Aggregate number of securities to which transaction applies:
     ___________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
     (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________________
(4)  Proposed maximum aggregate value of transaction:__________________________
(5)  Total fee paid:___________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:___________________________________________________
(2)  Form, Schedule or Registration Statement No.:_____________________________
(3)  Filing Party: ____________________________________________________________
(4)  Date Filed: ______________________________________________________________

                           JF CHINA REGION FUND, INC.

--------------------------------------------------------------------------------

                       ****URGENT NOTICE TO INVESTORS****



Dear Stockholder:

By now you should have received proxy material relating to your investment in the JF China Region Fund, Inc. (the "Fund"). As discussed in the proxy statement, The Fund will be holding their Annual Meeting of Stockholders (the "Meeting") on May 13, 2004. At the Meeting, the Fund will be asking stockholders to vote on proposals, which the Board of Directors have carefully studied. The Board believes these proposals are in the best interest of the stockholders, and unanimously recommend that you cast your vote in favor of them.

We strongly encourage you to vote your shares today. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the
Meeting:


1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling our toll-free proxy hotline at (800) 870-0587. Our representatives are available to record your vote Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.


                YOUR PARTICIPATION IS URGENT. PLEASE VOTE TODAY!

If you have any questions relating to this Meeting or voting your shares, you may call us toll-free at (800) 870-0587 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Saturday. AS THE MEETING DATE APPROACHES, YOU MAY RECEIVE A CALL ENCOURAGING YOU TO VOTE YOUR SHARES IN ORDER TO BE REPRESENTED AT THE MEETING.

Thank you for your time and consideration.


--------------------------------------------------------------------------------